================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        MICHAEL ANTHONY JEWELERS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               XXXXXXXXXXXXXXXX
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                                                    May 23, 1997

Dear Fellow Stockholder:

         You are cordially invited to attend the Company's Annual Meeting of stockholders to be held at 10:00 A.M. on Monday, June 23, 1997 at the Company's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York 10550.

         You will be asked at the meeting to approve the election of three directors constituting Class 1 of the Board of Directors and to approve and ratify certain amendments to the Company's Long Term Incentive Plan. The Board of Directors recommends that you vote FOR each director nominated and FOR the amendments to the Long Term Incentive Plan.

         The Board of Directors will also report on the Company's affairs and a discussion period will be held for questions and comments.

         The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

         Thank you for your cooperation.

                                                Very truly yours,

                                                Michael Paolercio
                                                Co-Chairman of the Board and
                                                Chief Executive Officer

                         MICHAEL ANTHONY JEWELERS, INC.

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ---------------
                                                          Mount Vernon, New York
                                                                    May 23, 1997

        The Annual Meeting of the Stockholders of Michael Anthony Jewelers, Inc. will be held at the Company's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York on Monday, June 23, 1997 at 10:00 A.M. for the following purposes:

        1. To elect three (3) directors to Class 1 of the Board of Directors to serve until 2000 or until their successors are duly elected and take office.

        2. To approve and ratify certain amendments to the Company's Long Term Incentive Plan.

        3. To transact any other business which may properly come before the meeting.

        Stockholders of record at the close of business on May 5, 1997 will be entitled to notice of and to vote at the meeting.

        Stockholders who are unable to attend the meeting in person are requested to complete, date and return the enclosed form of proxy in the postage paid envelope provided. No postage is required if mailed in the United States.

                                               M. Frances Durden
                                               Secretary

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                         MICHAEL ANTHONY JEWELERS, INC.

                          115 South MacQuesten Parkway
                          Mount Vernon, New York 10550

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                  INTRODUCTION

         This Proxy Statement is furnished to the holders of Common Stock, $.001 per share ("Common Stock"), of Michael Anthony Jewelers, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 23, 1997, or at any adjournment, or postponement thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy, bearing a later date, or by voting in person at the meeting.

         This Proxy Statement and the accompanying form of proxy for use at the meeting are being solicited by the Board of Directors of the Company. The proxy materials and annual report are being mailed to stockholders with this Proxy Statement on or about May 23, 1997. Proxies will be solicited chiefly by mail, but additional solicitation may be made by the employees of the Company. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company.

         The purposes of the meeting are to (i) elect three members of Class 1 of the Board of Directors for a three year term expiring in 2000 or until their successors are duly elected and take office, (ii) approve and ratify certain amendments to the Company's Long Term Incentive Plan and (iii) transact any other business which may properly come before the meeting. While the Company is not currently aware of any other matters which will come before the meeting, if any other matters do properly come before the meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters. Shares represented by executed and unrevoked proxies wil be voted FOR each of the nominees for director, unless otherwise indicated on the form of proxy. Votes will be tabulated by or under the direction of an Inspector of Election who will certify the results of the meeting. Abstentions are counted in determining the total number of votes cast. While not counted as votes for or against a proposal, abstentions have the same effect as votes against a proposal. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal (broker non-votes), the shares will not be counted in determining the number of votes cast. Directors are elected by a plurality of votes cast, and the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote is required for approval of any other matter anticipated to be considered at the meeting.

ITEM 1:

                              ELECTION OF DIRECTORS

         At the Annual Meeting, three directors for Class 1 of the Board of Directors are to be elected for three-year terms expiring in 2000 or until their successors are duly elected and take office. Unless otherwise specified, the enclosed proxy will be voted FOR each of the nominees named below. All of the nominees are currently serving as directors of the Company. In the event any nominee is unable to serve as a director, the shares represented by a proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

         In the event that a vacancy may occur during the term of a director, such vacancy may be filled by the Board of Directors for the remainder of the full term. In addition, the vacancy in Class 3 of the Board of Directors may be filled by the Board prior to the next annual meeting. The directors will be elected by a plurality of the votes cast at the meeting.

         Directors who are not salaried officers of the Company receive (a) $2,000 per Board meeting attended in person or $1,000 per Board meeting attended by telephone conference, up to an aggregate of $15,000 per fiscal year, (b) a stock option awarded under the Company's Non-Employee Director's Plan for 5,000 shares of the Company's Common Stock on each anniversary date of their election to the Board and (c) an annual award of shares of the Company's Common Stock worth $5,000 on the date of the Company's Annual Meeting of Stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINATED DIRECTOR DESIGNATED ON THE PROXY

         The nominees and continuing directors, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

NOMINEES FOR DIRECTORS

                                     CLASS 1
                              TERM EXPIRING IN 2000

                                                      HAS SERVED AS             PRINCIPAL OCCUPATION
        NAME                               AGE       DIRECTOR SINCE             AND BUSINESS EXPERIENCE
        ----                               ---       --------------             -----------------------
Michael Anthony Paolercio                  50             1986             Since February 1993, Senior Vice
                                                                            President and Treasurer of the
                                                                            Company. From 1991 to 1993, financial
                                                                            consultant to the Company. First
                                                                            Senior Vice President of National
                                                                            Community Bank of New Jersey from
                                                                            1990 to 1991. Senior Vice President
                                                                            of First Fidelity Bank, N.A., New
                                                                            Jersey from 1987 to 1990. Mr.
                                                                            Paolercio is Michael and Anthony
                                                                            Paolercio's cousin.

Michael Wager (1)(2)(3)                    46             1988             Since 1989, a partner in the law firm of
                                                                            Benesch, Friedlander, Coplan &
                                                                            Aronoff, counsel to the Company.
                                                                            Secretary of the Company from 1991 to
                                                                            September 1994. In September 1994,
                                                                            Mr. Wager became Assistant Secretary
                                                                            of the Company. Mr. Wager is also a
                                                                            director of American Speedy Printing
                                                                            Centers, Inc. and Reynard
                                                                            International Partners Ltd.

Donald R. Miller (1)(2)                    68             1995             Management Consultant in retail and
                                                                            consumer service sectors since 1956.
                                                                            Since 1995, Board Chair of Nash Finch
                                                                            Company, a wholesale/retail
                                                                            distributor of food and related
                                                                            products. Director of Nash Finch
                                                                            Company since 1978.


CONTINUING DIRECTORS

                                     CLASS 2
                           FOR A TERM EXPIRING IN 1998

                                                     HAS SERVED AS                 PRINCIPAL OCCUPATION
                NAME                      AGE       DIRECTOR SINCE              DURING THE PAST FIVE YEARS
                ----                      ---       --------------              --------------------------
Michael W. Paolercio (3)(4)               46             1977              Co-Chairman of the Board of the Company
                                                                            since 1986. Chief Executive Officer
                                                                            of the Company (or its predecessor)
                                                                            since 1977. President of the Company
                                                                            from 1977 to 1993. Michael W.
                                                                            Paolercio is Anthony Paolercio's
                                                                            brother and Michael A. Paolercio's
                                                                            cousin and is married to Michelle
                                                                            Light, an executive officer of the
                                                                            Company.

Allan Corn (4)                            53             1989              Since 1990, Senior Vice President of the
                                                                            Company and Chief Financial Officer
                                                                            of the Company since 1988. From 1987
                                                                            to 1988, Vice President and
                                                                            Controller of the Company.

David S. Harris (1)(2)                    37             1995              Managing Director at Furman Selz, Inc.,
                                                                            an investment banking and securities
                                                                            brokerage firm, since 1990.


                                     CLASS 3
                           FOR A TERM EXPIRING IN 1999

                                                      HAS SERVED AS                 PRINCIPAL OCCUPATION
                  NAME                      AGE       DIRECTOR SINCE               AND BUSINESS EXPERIENCE
                  ----                      ---       --------------               -----------------------
Anthony Paolercio, Jr. (4)                   44            1977            Co-Chairman of the Board and Executive
                                                                            Vice President of the Company since
                                                                            1986. Chief Operating Officer of the
                                                                            Company (or its predecessor) from
                                                                            1977 to 1993. Anthony Paolercio is
                                                                            Michael W. Paolercio's brother and
                                                                            Michael A. Paolercio's cousin.

Fredric R. Wasserspring (1)(4)               50            1986            Since 1993, President and Chief
                                                                            Operating Officer of the Company.
                                                                            President of Prudential-Bache Metal
                                                                            Co., Inc. from 1986 to 1993.

[FN]
   --------------
   (1)   Member of Audit Committee
   (2)   Member of Compensation Committee
   (3)   Member of Nominating Committee
   (4)   Member of Executive Committee

         The following persons serve as executive officers of the Company in addition to certain of the persons set forth above:

         - Michelle Light, age 39, has been Senior Vice President of Sales and Marketing since March, 1993, and previously served as Senior Vice President of Merchandising for the Company since 1991. Prior to joining the Company, Ms. Light had been employed by Jan Bell Marketing, Inc. since 1984 and served as Jan Bell's Senior Vice President of Merchandising since 1988. Ms. Light is married to Michael W. Paolercio.

         - Frances Durden, age 41, has been Senior Vice President of Human Resources for the Company since March 1995 and General Counsel and Secretary of the Company since September 1994. Prior to joining the Company, Ms. Durden had been an attorney in private practice since 1986.

         - Gregory Torski, age 41, has been Vice President of Information Systems for the Company since 1995 and previously served as Director of Information Systems since September 1994. Prior to joining the Company, Mr. Torski had been Vice President and Chief Information Officer of the Fine Jewelry Division at Town & Country Corporation since 1991 and served as Town & Country's Director of Information Systems since 1989.

         The Board of Directors has an Executive Committee, which met 16 times during the fiscal year ended February 1, 1997. The Executive Committee is authorized to exercise all of the powers of the Board, except for approving those matters that would require stockholder approval, declaring a dividend or authorizing the issuance of stock.

         The Board of Directors has an Audit Committee, which met two times during the 1997 fiscal year. The primary functions of the Audit Committee are to provide assistance to the Board of Directors in fulfilling its responsibilities related to corporate accounting and reporting practices and to maintain a direct line of communication among directors, the Company's internal accounting staff and independent accountants. In addition, the Audit Committee approves the professional services provided by the independent accountants of the Company prior to the performance of such services and considers the range of audit fees.

         The Board of Directors also has a Compensation Committee, which met two times during the 1997 fiscal year. The primary functions of the Compensation Committee are to provide assistance to the Board of Directors in assessing and approving the compensation of the Company's officers. The Compensation Committee also administers the Company's 1993 Long Term Incentive Plan (the "Long Term Incentive Plan").

         The Board of Directors has a Nominating Committee, which met one time during the 1997 fiscal year. The primary functions of the Nominating Committee are to make nominations to fill vacancies on the Board or a committee of the Board. The Nominating Committee will consider nominees recommended by stockholders, if the nominations are submitted in writing on a timely basis and the nominee has agreed in writing to serve, if elected.

         During the 1997 fiscal year, the Board of Directors had nine meetings and each director attended at least 75% of the aggregate number of meetings of the Board of Directors and standing committees on which he served.

ITEM 2:           APPROVING AND RATIFYING CERTAIN AMENDMENTS TO THE LONG
                  TERM INCENTIVE PLAN

         The Board of Directors believes it is in the best interest of the Company and its stockholders to amend the Long Term Incentive Plan to (a) increase the number of authorized shares of Common Stock of the Company available for issuance from 1,000,000 to 2,000,000, (b) allow the transferability of non-qualified options granted under the Long Term Incentive Plan and (c) make certain other amendments as permitted under recent amendments to Section 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

         The Long Term Incentive Plan currently authorizes the grant to officers and key employees of awards ("Awards") consisting of "incentive stock options," as that term is defined under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Tax Code"), non-qualified stock options, reload options, stock appreciation rights ("SARs"), restricted stock awards, stock bonus awards and performance plan awards. Currently there are 1,000,000 shares of Common Stock authorized for issuance under the Long Term Incentive Plan. As of May 5, 1997, incentive stock options for a total of 683,500 shares of Common Stock had been granted, leaving only 316,500 shares of Common Stock available for issuance under Awards.

         The increase in the number of shares of Common Stock authorized for issuance as Awards under the Long Term Incentive Plan is necessary to accommodate future Awards that may be granted from time to time by the Board of Directors. A portion of these Awards may be granted from time to time to employees in connection with acquisitions and to provide key employees with additional incentive to increase stockholder value. As of May 5, 1997, eight officers and approximately 40 other key employees were eligible to participate in the Long Term Incentive Plan.

         The complete text of the proposed amendments to the Long Term Incentive Plan is attached as Exhibit A to this Proxy Statement. The following summary of the amendments does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

         In addition to increasing the number of shares authorized for issuance under the Long Term Incentive Plan, the amendments will allow non-qualified stock options to be transferred by a holder after giving the Company written notice of the planned transfer. As of May 5, 1997, no Awards consisting of non-qualified stock options had been made under the Long Term Incentive Plan.

         Certain sections of the Long Term Incentive Plan were amended so that it will meet the requirements provided in recent amendments to Section 16b-3 of the Exchange Act. Those amendments permit, among other things, either the Compensation Committee of the Board of Directors or the Board itself, to take certain actions under the Plan, including the determination of employees to whom Awards will be granted, the number of shares to be covered by an Award, the term of an Award, acceleration of vesting of an Award and cancellation or amendment of Awards.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         On May 5, 1997, the Company had outstanding 7,740,923 shares of Common Stock. Each share of Common Stock is entitled to one vote upon each of the matters to be presented at the meeting. The holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Stockholders of record at the close of business on May 5, 1997 will be entitled to vote at the meeting.

         The following table sets forth information as of May 5, 1997 regarding Common Stock owned beneficially by (1) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (2) each director and each person nominated to become a director, (3) each of the Company's executive officers named in the Summary Compensation Table set forth below and (4) all present officers and directors of the Company as a group.

                                                         AMOUNT AND
                                                         NATURE OF
                                                         BENEFICIAL
              NAME AND ADDRESS OF                        ------------        PERCENTAGE OF
                BENEFICIAL OWNER                       OWNERSHIP(1)(2)       COMMON STOCK
                ----------------                       ---------------       ------------
Brinson Partners, Inc. .........................          852,639               11.01%
209 S. LaSalle Street
Chicago, Illinois 60604

Liberty Investment Management ..................          819,700               10.59%
2502 Rocky Point Drive
Tampa, Florida 33607

Dimensional Fund Advisors, Inc. ................          449,500                5.81%
1299 Ocean Avenue
Santa Monica, California 90401

Maxus Investment Group .........................          403,700                5.22%
28601 Chagrin Boulevard
Cleveland, OH 44122

Michael W. Paolercio ...........................        1,049,000(3)            13.55%
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Anthony Paolercio, Jr ..........................        1,196,000(4)            15.45%
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Fredric R. Wasserspring ........................           96,666(5)             1.25%
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Michelle Light Paolercio .......................           42,666(6)                *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Allan Corn .....................................           35,333(7)                *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550


                                                         AMOUNT AND
                                                         NATURE OF
                                                         BENEFICIAL
              NAME AND ADDRESS OF                        ------------        PERCENTAGE OF
                BENEFICIAL OWNER                       OWNERSHIP(1)(2)       COMMON STOCK
                ----------------                       ---------------       ------------
Michael Anthony Paolercio ......................           36,000(8)                *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Michael Wager, Esq .............................           19,038(9)                *
c/o Benesch, Friedlander, Coplan &
 Aronoff
2300 BP American Building
200 Public Square
Cleveland, Ohio 44114

David S. Harris ................................            3,204(10)               *
Furman Selz Incorporated
230 Park Avenue
New York, New York 10169

Donald R. Miller ...............................            3,204(11)               *
68-10 108th Street
Forest Hills, New York 11375

All officers and directors as a group
  (11 persons)                     2,526,444(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)   32.64%

----------

*  Less than 1%

(1) Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

(2) Common Stock includes all outstanding Common Stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended), all Common Stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date declared for the Company's Annual Meeting of Stockholders.

(3) Consists of (i) 754,000 shares held by Michael W. Paolercio, individually, (ii) 265,000 shares held by trusts for the benefit of Mr. Paolercio's minor children, of which Mr. Paolercio disclaims beneficial ownership and (iii) 30,000 shares subject to currently exercisable stock options. Mr. Paolercio has also received an option to purchase an additional 15,000 shares which will vest on June 26, 1998, at an exercise price of $3.23 per share.

(4)      Consists of (i) 708,000 shares held by Anthony Paolercio, individually,
         (ii) 458,000 shares held by trusts for the benefit of Mr. Paolercio's children, of which Mr. Paolercio disclaims beneficial ownership and
         (ii) 30,000 shares subject to currently exercisable stock options. Mr. Paolercio has also received an option to purchase an additional 15,000 shares which will vest on June 26, 1998, at an exercise price of $3.23 per share.

(5)      Consists of (i) 1,000 shares held by Mr. Wasserspring, individually,
         (ii) 15,000 shares held by Mr. Wasserspring's spouse and (iii) 80,666 shares subject to currently exercisable stock options. Mr. Wasserspring has also received the following options to purchase an additional 15,334 shares: (A) a portion of an option under the Long Term Incentive Plan for 3,334 shares which will vest on August 10, 1997, at a exercise price of $6.125 per share and ( B) an option under the Long Term Incentive Plan for 12,000 shares, which will vest on June 26, 1998, at an exercise price of $2.938 per share.

(6) Consists of 42,666 shares subject to currently exercisable stock options. Ms. Light has also received the following options to purchase an additional 11,334 shares: (A) an option under the Long Term Incentive Plan for 3,334 shares which will vest on August 10, 1997, at an exercise price of $6.125 per share and (B) an option under the Long Term Incentive Plan for 8,000 shares, which will vest on June 26, 1998, at an exercise price of $2.938 per share.

(7) Consists of (i) 3,000 shares held by Mr. Corn, individually, and (ii) 32,333 shares subject to currently exercisable stock options. Mr. Corn also has received the following options to purchase an additional 13,667 shares: (A) an option under the Long Term Incentive Plan for 1,666 shares which will vest on June 29, 1998, at an exercise price of $2.875 per share and (B) an option under the Long Term Incentive Plan for 7,000 shares which will vest on June 26, 1998, at an exercise price of $2.938 per share.

(8)      Consists of (i) 3,000 shares held by Mr. Paolercio, individually, and
         (ii) 33,000 shares subject to currently exercisable stock options. Mr. Paolercio has also received the following options to purchase an additional 4,000 shares: (A) an option under the Long Term Incentive Plan for 1,000 shares which will vest on August 10, 1997, at an exercise price of $6.12 per share and (B) an option under the Long Term Incentive Plan for 3,000 shares which will vest on June 26, 1998, at an exercise price of $2.938 per share.

(9) Consists of (i) 2,538 shares held by Mr. Wager, individually, (ii) 6,500 shares held in a retirement plan of which Mr. Wager is the sole beneficiary, and (iii) 10,000 shares subject to currently exercisable stock options. Mr. Wager has also received the following options to purchase an additional 10,000 shares: (A) a portion of an option under The Directors' Plan for 1,667 shares which will vest on April 22, 1998 at an exercise price of $3.50 per share; (B) a portion of an option under the Directors' Plan to purchase an additional 3,333 shares which will vest annually over a two-year period that commences on April 22, 1998 in installments of 1,667 shares, at an exercise price of $3.00 per share and (C) an option under the Directors' Plan to purchase an additional 5,000 shares which will vest annually over a three-year period that commences on April 22, 1998 in installments of 1,666 shares, 1,667 shares and 1,667 shares, respectively, at an exercise price of $3.00 per share.

(10) Consists of (i) 1,538 shares held by Mr. Harris, individually and (ii) 1,666 shares subject to currently exercisable stock options. Mr. Harris has also received the following options to purchase an additional 8,334 shares: (A) a portion of an option under the Directors' Plan for 3,333 shares which will vest annually over a two-year period that commences on August 25, 1997 in installments of 1,667 shares, at an exercise price of $2.938 per share and (B) an option under the Directors' Plan to purchase 5,000 shares which will vest annually over a three-year period that commences on August 26, 1997 in installments of 1,667 shares, 1,666 shares on August 26, 1998 and 1,666 shares on August 26, 1999.

(11) Consists of (i) 1,538 shares held by Mr. Miller, individually and (ii) 1,666 shares subject to currently exercisable stock options. Mr. Miller has also received the following options to purchase an additional 8,334 shares: (A) an option under the Directors' Plan for 3,334 shares which will vest annually over a two-year period that commences on December 3, 1997 in installments of 1,667 shares, at an exercise price of $2.625 per share and (B) an option under the Directors' Plan to purchase 5,000 shares which will vest annually over a three-year period that commences on December 2, 1997 in installments of 1,667 shares, 1,666 shares on December 2, 1998 and 1,666 shares on December 2, 1999.

(12) Includes 44,333 shares subject to currently exercisable options granted to Frances Durden and Greg Torski and 1,000 shares held by Ms. Durden, individually. Ms. Durden also has received the following options to purchase an additional 13,667 shares: (A) a portion of an option under the Long Term Incentive Plan for 6,667 shares which vest on September 5, 1997, at a purchase price of $5.75 per share and (B) a portion of an option under the Long Term Incentive Plan for 7,000 shares which will vest on June 26, 1998, at a purchase price of $2.938 per share. Mr. Torski also has received the following options to purchase an additional 9,000 shares: (A) a portion of an option under the Long
         Term Incentive Plan for 5,000 shares which will vest on September 27, 1997, at a purchase price of $5.125 per share and (B) a portion of an option under the Long Term Incentive Plan for 4,000 shares which will vest on June 26, 1998, at a purchase price of $2.938 per share.

STOCK OPTIONS AND WARRANTS

         The 1993 Long Term Incentive Plan (the "Long Term Incentive Plan") was adopted to encourage ownership of the Company's Common Stock by officers and other key employees, to encourage their continued employment with the Company and to provide the participants with additional incentives to promote the success of the Company. Grants or awards of stock options, stock appreciation rights, restricted stock awards, stock bonus awards and performance plan awards are authorized under the Long Term Incentive Plan. The Compensation Committee of the Board of Directors administers the Long Term Incentive Plan and recommends to the Board which officers and employees should receive grants or awards thereunder.

         The Company has reserved 1,000,000 shares of Common Stock for issuance under the Long Term Incentive Plan, from its authorized but unissued shares. As of May 5, 1997, eight executive officers and approximately 40 other key employees were eligible to participate in the Plan and stock options for an aggregate of 683,500 shares were outstanding.

         The 1993 Non-Employee Director's Stock Option Plan (the "Directors' Plan") was adopted to encourage non-employee directors of the Company to acquire or increase their ownership of the Company's Common Stock on reasonable terms and to foster a strong incentive for such directors to put forth maximum effort for the continued success and growth of the Company. The Company has reserved 250,000 shares of Common Stock from its authorized but unissued shares for the granting of non-qualified stock options to current and future non-employee directors of the Company under the Directors' Plan. Under the Directors' Plan, an option to purchase 5,000 shares of Common Stock is granted automatically on the first day of a non-employee director's term and on each anniversary of such date for so long as a non-employee director remains on the Board, not to exceed a maximum of options to acquire 100,000 shares of Common Stock per non-employee director. As of May 5, 1997, stock options to purchase an aggregate of 50,000 shares were outstanding under the Directors' Plan. The non-employee directors eligible to receive stock options under such plan are Michael Wager, David Harris and Donald Miller.

         Prior to the adoption of the Directors' Plan, the Board of Directors awarded warrants to purchase shares of Common Stock to the Company's non-employee directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides certain summary information relating to cash and other compensation earned by, awarded to or paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company. The periods covered are as follows: "FY 1997" is the period from January 29, 1996 through February 1, 1997; "FY 1996" is the period from January 29, 1995 through January 28, 1996; "7 Mo. 1995" is the Transition Period from July 1, 1994 to January 28, 1995, which is the result of a change in the Company's fiscal year-end; and "FY 1994" is the period from July 1, 1993 through June 30, 1994.

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                             ANNUAL COMPENSATION        AWARDS
                                                             -------------------     ------------
                                                                                     OPTIONS/
              NAME AND                                       SALARY       BONUS        SARS
         PRINCIPAL POSITION                  PERIODS          ($)          ($)          (#)
         ------------------                  -------           ------       -----      ------------
Michael W. Paolercio                          FY 1997       $260,000          --         --
Co-Chairman of the Board                      FY 1996       $251,000          --     45,000(1)
Chief Executive Officer                    7 Mo. 1995       $151,666          --         --
                                              FY 1994       $260,000     $41,600         --

Anthony Paolercio, Jr.                        FY 1997       $260,000          --         --
Co-Chairman of the Board                      FY 1996       $251,000          --     45,000(1)
and Executive Vice President               7 Mo. 1995       $151,000          --         --
                                              FY 1994       $260,000     $41,600         --

Fredric R. Wasserspring                       FY 1997       $225,000          --         --
President and Chief                           FY 1996       $217,212          --     36,000(2)
Operating Officer                          7 Mo. 1995       $131,250          --     10,000(3)
                                              FY 1994       $225,000     $36,000         --

Michelle Light                                FY 1997       $200,000          --         --
Senior Vice President of                      FY 1996       $193,077          --     24,000(4)
Sales and Marketing                        7 Mo. 1995       $116,666          --     10,000(5)
                                              FY 1994       $200,000    $ 28,000         --

Allan Corn                                    FY 1997       $150,800          --         --
Chief Financial Officer                       FY 1996       $145,570          --     26,000(6)
and Senior Vice President                  7 Mo. 1995       $ 87,966          --         --
                                              FY 1994       $150,800    $ 21,250         --

(1) Each of Michael and Anthony Paolercio received an option under the Long Term Incentive Plan to purchase 45,000 shares which vest annually over a three-year period that commenced on June 26, 1996 in equal installments of 15,000 shares each year, at an exercise price of $3.23 per share.

(2) Mr. Wasserspring received an option under the Long Term Incentive Plan to purchase 36,000 shares which vest annually over a three-year period that commenced on June 26, 1996 in equal installments of 12,000 shares, at an exercise price of $2.938 per share.

(3) Mr. Wasserspring received an option under the Long Term Incentive Plan to purchase 10,000 shares which vest annually over a three-year period that commenced on August 10, 1995 in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, at an exercise price of $6.125 per share.

(4) Ms. Light received an option under the Long Term Incentive Plan to purchase 24,000 shares which vest annually over a three-year period that commenced on June 26, 1996 in equal installments of 8,000 shares, at an exercise price of $2.838 per share.

(5) Ms. Light received an option under the Long Term Incentive Plan to purchase 10,000 shares which vest annually over a three-year period that commenced on August 10, 1995 in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, at an exercise price of $6.125 per share.

(6) Mr. Corn received (a) an option under the Long Term Incentive Plan for 21,000 shares which vest annually over a three-year period that commenced on June 26, 1996 in equal installments of 7,000 shares, at an exercise price of $2.938 per share and (b) an option under the Long Term Incentive Plan for 5,000 shares which vest annually over a three-year period that commenced on June 29, 1996, in installments of 1,666 shares, 1,667 shares and 1,667 shares, respectively, at an exercise price of $2.875 per share.

STOCK OPTION AND SAR EXERCISES

         The following table sets forth the information noted for all exercises of stock options and SARs by each of the executive officers named in the Summary Compensation Table during the 1997 fiscal year:

              AGGREGATED OPTION / SAR EXERCISES IN 1997 FISCAL YEAR
               AND OPTION / SAR VALUES AT END OF 1997 FISCAL YEAR

                                                                            NUMBER OF                    VALUE OF
                                                                      SECURITIES UNDERLYING            UNEXERCISED
                                                                           UNEXERCISED                 IN-THE-MONEY
                                                                           OPTIONS/SARS                OPTIONS/SARS
                                                                            AT END OF                   AT END OF
                                     SHARES                            1997 FISCAL YEAR(#)         1997 FISCAL YEAR($)
                                  ACQUIRED ON           VALUE          EXERCISABLE (E)(1)/          EXERCISABLE(E)(1)/
            NAME                  EXERCISE (#)       REALIZED ($)       UNEXERCISABLE (U)            UNEXERCISABLE(U)
Michael W. Paolercio                   __                 __                 30,000(E)(2)             $       0(E)(3)
                                                                             15,000(U)                $       0(U)

Anthony Paolercio                      __                 __                 30,000(E)(2)             $       0(E)(3)
                                                                             15,000(U)                $       0(U)

Fredric R. Wasserspring                __                 __                 80,666(E)(4)             $   4,488(E)(3)
                                                                             15,334(U)                $   2,244(U)

Michelle Light                         __                 __                 42,666(E)(5)             $   2,992(E)(3)
                                                                             11,334(U)                $   1,496(U)

Allan Corn                             __                 __                 32,333(E)(6)             $   3,451(E)(3)
                                                                             13,667(U)                $   1,726(U)


----------

(1) The "exercisable" shares include underlying options that are exercisable within 60 days of the record date for the Company's Annual Meeting of Stockholders.

(2) Consists of an option to purchase 45,000 shares under the Long Term Incentive Plan. On June 26, 1996, 15,000 shares of the option will become exercisable at an exercise price of $3.23 per share. On each of June 26, 1997 and 1998, an additional 15,000 shares will become exercisable at an exercise price of $3.23 per share.

(3) Based on the closing stock price at January 31, 1997 of $3.125 per share.

(4) Consists of an option under the Long Term Incentive Plan for 50,000 shares ("Option 1"), an option under the Long Term Incentive Plan for 10,000 shares ( "Option 2" ) and an option under the Long Term Incentive Plan for 36,000 shares ("Option 3"). All shares of Option 1 are exercisable at an exercise price of $5.75 per share. A total of 6,666 shares of Option 2 are exercisable, with the remaining 3,334 shares to become exercisable on August 10, 1997, at an exercise price of $6.125 per share. As of June 26, 1997, 24,000 shares of Option 3 will be exercisable, with an additional installment of 12,000 shares to become exercisable on June 26, 1998, at an exercise price of $2.938 per share.

(5) Consists of an option under the Long Term Incentive Plan for 20,000 shares ("Option 1"), an option under the Long Term Incentive Plan for 10,000 shares ("Option 2") and an option under the Long Term Incentive

         Plan for 24,000 shares ("Option 3"). All 20,000 shares of Option 1 are exercisable at a price of $4.125 per share. On each of August 10, 1995 and 1996, respectively, 3,333 shares of Option 2 became exercisable, with the remaining 3,334 shares to become exercisable on August 10, 1997, all at an exercise price of $6.125 per share. On June 26, 1996 and 1997, respectively, 8,000 shares of Option 3 became exercisable, with the remaining 8,000 shares to become exercisable on June 26, 1998, at an exercise price of $2.938 per share.

(6) Consists of an option under the Long Term Incentive Plan for 15,000 shares ("Option 1"), an option under the Long Term Incentive Plan for 21,000 shares ("Option 2") and an option under the Long Term Incentive Plan for 5,000 shares ("Option 3"). All shares of Option 1 are exercisable at an exercise price of $4.125 per share. As of June 26, 1996 and 1997, respectively, 14,000 shares of Option 2 will be exercisable, with an additional installment of 7,000 shares to become exercisable on June 26, 1998, at an exercise price of $2.938 per share. As of June 29, 1996 and 1997, respectively, 3,334 shares will be exercisable, with an installment of 1,666 shares to become exercisable on June 29, 1998, at an exercise price of $2.875 per share.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Michael Wager, Esq., a director of the Company and Chairman of the Compensation Committee, is a partner in the firm of, Benesch, Friedlander, Coplan & Aronoff, which provided the Company with legal services during the 1997 fiscal year.

         The following report of the Compensation Committee and the Performance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into the filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors of the Company establishes the general compensation policies of the Company, establishes the compensation levels for executive officers and administers the Company's Long Term Incentive Plan. The Compensation Committee (the "Committee") is composed of three independent directors.

EXECUTIVE OFFICER COMPENSATION

         Individual executive officer compensation generally includes base salary, annual incentive bonus and long-term incentive awards under the Company's Long Term Incentive Plan. Salaries are determined annually, based on factors that include (i) job responsibilities, (ii) individual performance, ability, and experience, (iii) salaries at comparably-sized companies and (iv) specific considerations that may be of particular importance to the Company at the time.

         Annual cash bonuses are determined based on factors that include the Company's performance as measured by earnings from operations before taxes and individual performance for each officer. An award of a cash bonus by the Committee is intended to reflect and promote the Company's values and reward the individual officers for outstanding contributions to the Company's performance.

         Long term incentive awards under the Company's Long Term Incentive Plan are an important component of the Company's compensation philosophy. The Committee believes that it is essential for the Company's executive officers to own significant amounts of Common Stock in order to align the long-term interests of such executives with those of the Company's stockholders and to encourage such officers to increase stockholder value. The awards under the Long Term Incentive Plan to date to each of the executive officers are described on pages 7 to 9 of this Proxy Statement. With certain limited exceptions, upon the exercise of a stock option, executives are expected to retain the shares received, after satisfying the cost of exercise and taxes, in order to grow their equity position in the Company. The Committee believes that the ownership of Common Stock by each of the executive officers will encourage such officers to act on behalf of all stockholders and to optimize the Company's overall performance. These awards also aid in retaining executive officers and will assist in the Company attracting the most qualified individuals in the future.

COMPENSATION OF THE CHIEF  EXECUTIVE OFFICER

         The Compensation Committee determined the Chief Executive Officer's Compensation for the 1997 fiscal year based upon a number of facts and criteria, including consideration of the Company's overall performance and his individual performance targets. The Chief Executive Officer's salary was determined based on a review by the Committee of the Chief Executive Officer's performance. During the 1997 fiscal year, the Chief Executive Officer did not receive a raise or a bonus, since although the Company's overall performance improved, the Company's pre-tax income did not support payment of a bonus. The Company did not grant any stock options during the 1997 fiscal year.

DEDUCTIBILITY

         It is the present intention of the Company to preserve the deductibility under the Internal Revenue Code of compensation paid to its executive officers.

CONCLUSION

         No cash bonuses were awarded to any executive officers for the 1997 fiscal year, nor were any stock options awarded. In the Committee's opinion, the Company's executive officers are properly compensated at the present time when compared with others in comparable positions in companies of similar size.

                                                   Compensation Committee

                                                   Michael Wager, Chairman
                                                   David S. Harris
                                                   Donald R. Miller

                               COMPANY PERFORMANCE

         The following graph compares the cumulative total stockholder return on the Company's Common Stock, the AMEX Market Index, and the peer group indexes over a five-year period commencing July 1, 1992. The Peer Group Index consists of a group of companies that both manufacture and distribute precious metal jewelry as follows: Oro America, Inc., Harlyn Products, Inc., and Town &
Country Corp.; however, Harlyn Products was dropped from the group in 1996 since its stock was delisted by AMEX. The Company believes the Peer Group Index is comparable with the Company, since the companies included in the Peer Group Index are jewelry manufacturers and distributors (both wholesale and retail) like the Company. In calculating cumulative total stockholder return, reinvestment of dividends was assumed, and the returns of each member of the Peer Group Index are weighted for market capitalization. The Company believes that this information demonstrates that the compensation earned by its executive officers reflects the Company's performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

-----------------FISCAL YEAR ENDING---------------------
COMPANY                       1992  1993      1994     1995      1996      1997
MICHAEL ANTHONY JEWELERS      100  192.31    196.15    115.38    90.38     96.15
PEER GROUP                    100  126.79    136.21     78.54    46.32     44.68
BROAD MARKERT                 100  109.33    105.54    111.39   142.78    153.67



               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock of the Company with the Securities and Exchange Commission (the "SEC") and the AMEX. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

         To the Company's knowledge, based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that during the 1996 fiscal year, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with, except for a Form 4 filing for each of Michael Wager, David Harris and Donald Miller related to the automatic awards of 5,000 shares each on the Annual Stockholder Meeting date. The requisite filings were made in July 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The manufacturing and distribution facilities of the Company are located in three adjacent buildings in Mount Vernon, New York having a total of approximately 74,000 square feet. Pursuant to two lease agreements entered into in May 1991 and another lease agreement entered into in May 1995 with Michael Anthony Company, now known as MacQuesten Realty Company ("MRC"), a New York general partnership, the general partners of which are Michael W. Paolercio ("MP") and Anthony Paolercio, Jr. ("AP"), during fiscal 1997, the Company paid rent of approximately $624,000, for the adjacent buildings housing its manufacturing facilities located at 50, 60 and 70 South MacQuesten Parkway in Mount Vernon, plus real estate taxes and other occupancy costs. The Company believes that the terms of these lease arrangements with MRC are no less favorable than those that could have been obtained from an unaffiliated party. Subject to the Company's option to acquire the properties located at 60 and 70 South MacQuesten Parkway, Mt. Vernon, discussed in more detail below, the Company will pay an average annual rent of approximately $478,000 over the term of the leases, plus real estate taxes and other occupancy costs.

         As part of its long-term strategic plan, the Company plans to acquire during fiscal 1998, one of the buildings housing its manufacturing facilities (the "50 Building") from MRC for a purchase price of $1,150,000. The 50 Building has approximately 22,000 square feet.

         The Special Real Estate Committee of the Board of Directors, comprised of the Company's independent, outside directors, obtained an appraisal of the 50 Building, and after reviewing the appraisal and negotiation with MRC as to the terms of purchase, recommended the acquisition to the Company's Board of Directors. On April 4, 1997, the Board of Directors voted unanimously, with Michael and Anthony Paolercio abstaining, to authorize the acquisition of the 50 Building, subject to (1) receipt of an updated, satisfactory appraisal and (2) the Company obtaining an exclusive, two-year option to acquire from MRC the remaining manufacturing facilities housed in the buildings located at 60 and 70 South MacQuesten Parkway, Mt. Vernon at an aggregate purchase price of $2,350,000 and on terms and conditions substantially the same as those agreed to for the purchase of the 50 Building.

         The general terms of a Contract of Sale for the acquisition of the 50 Building have been agreed to, subject to the Company reviewing its financing alternatives.

         In the event the Company acquires the 50 Building and subsequently exercises its option to acquire the properties located at 60 and 70 South MacQuesten Parkway, the Company may incur additional long-term indebtedness in order to finance the purchases.

         On December 1, 1994, the Company acquired its corporate headquarters premises in Mount Vernon, New York (the "Headquarters Property") from MRC. The Headquarters Property has approximately 71,000 square feet.

         The Special Real Estate Committee of the Board of Directors obtained an appraisal of the Headquarters Property, and after review of the appraisal and negotiation with MRC as to the terms of purchase of the Headquarters Property, recommended the acquisition to the Company's Board of Directors. On November 28, 1994, the Board of Directors voted unanimously, with MP abstaining and AP absent, to authorize the acquisition of the Headquarters Property for $2,490,000. The Company funded the acquisition of the Headquarters Property with cash from its operations and subsequently obtained a mortgage loan secured by the Headquarters Property.

         Michael Wager, a director of the Company, is a partner in the firm of Benesch, Friedlander, Coplan & Aronoff, which provided the Company with legal services during the 1997 fiscal year.

         David Harris, a director of the Company, is a principal in the firm of Furman Selz, Inc., which provided the Company with investment banking and securities brokerage services during the 1997 fiscal year.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP has been the independent accountants for the Company since April 1, 1989 and will serve in that capacity for the 1998 fiscal year. During the 1997 fiscal year, Deloitte & Touche LLP performed audit and tax services for the Company, which included an audit of the Company's consolidated financial statements.

         A representative of Deloitte & Touche LLP will be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDERS PROPOSALS

         All stockholder proposals which are intended to be presented at the 1998 Annual Meeting of Stockholders of the Company must be received by the Company no later than February 28, 1998 for inclusion in the Board of Directors' Proxy Statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                    By the Order of the Board of Directors

                                    M. Frances Durden
                                    Secretary

Dated:  May 23, 1997

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: MICHAEL ANTHONY JEWELERS, INC., 115 SOUTH MACQUESTEN PARKWAY, MOUNT VERNON, NEW YORK 10550,
ATTENTION: TREASURER.

                                                                       EXHIBIT A

                                   AMENDMENT
                         TO THE LONG-TERM INCENTIVE PLAN
                       OF MICHAEL ANTHONY JEWELERS, INC.

         1. Section 2.6 of the Plan is hereby amended by adding the phrase ",to the extent practical," after the word "eligibility" in the phrase "whose members meet the requirements for eligibility to serve" near the end of the sentence.

         2. Section 3 of the Plan is hereby amended to increase the number of Shares reserved for use, upon the issuance, vesting or exercise of Awards to be granted from time to time under the Plan, from 1,000,000 to 2,000,000 Shares.

         3. Section 4 of the Plan is hereby amended by deleting the first two sentences of the paragraph and adding the following three sentences at the beginning of the paragraph:

         "The Board may appoint a Committee to administer the Plan, which Committee shall consist of not less than two (2) disinterested directors, to the extent practical, as defined in Rule 16b- 3. Subject to the provisions of the Plan, the Committee or the Board shall have full authority, in its discretion, to determine the Employees to whom Awards shall be granted, the number of Shares to be covered by each of the Awards, and the terms of any such Award; to amend or cancel Awards (subject to Section 23 of the Plan), to accelerate the vesting of Awards; to require the cancellation or surrender of any previously granted awards under this Plan or any other plans of the Company as a condition to the granting of an Award, to interpret the Plan; and to prescribe, amend, and rescind rules and regulations relating to the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Awards hereunder. Notwithstanding anything in the Plan to the contrary any and all rights conferred upon the Committee shall also be conferred upon the Board."

         4. Section 17 of the Plan is hereby amended by adding the phrase "(other than Awards of non-qualified stock options, which Awards may be freely transferred by the recipient upon prior written notice to the Company)" after the words "An Award" at the beginning of the first sentence in the paragraph.

         5. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

         6. This Amendment to the Plan shall be effective when approved by the Board. Unless this Amendment to the Plan is approved by the affirmative votes of the holder of shares having a majority of the voting power of all shares represented at a meeting duly held in accordance with Delaware law within twelve
(12) months after being approved by the Board, this Amendment and all Awards granted under it shall be void and of no force and effect.

As approved by the Board of Directors of the Company on November 8, 1996, subject to stockholder approval.

                            MICHAEL ANTHONY JEWELERS, INC.

                            PROXY/VOTING INSTRUCTIONS CARD
         THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                               MEETING ON JUNE 23, 1997

          The undersigned hereby appoints Michael W. Paolercio, Fredric R. Wasserspring and M. Frances Durden, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated herein all the shares of Common Stock of Michael Anthony Jewelers, Inc. represented hereby and held of record by the undersigned on May 5, 1997, at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York, on June 23, 1997, at 10:00 a.m. and at any postponements or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. If this proxy is signed and returned and no directions are given, this proxy will be voted "FOR" each of the nominees for director listed under item 1 of this card and "FOR" the amendments to the Long Term Incentive Plan under Item 2 of this card, and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. If you have made any comments on this card, please mark the Comments box on the reverse of this card.

       1. ELECTION OF DIRECTORS

            [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY                     [ ] EXCEPTIONS
                                                         to vote for all nominees listed below

       Nominees: Michael Anthony Paolercio  Michael Wager  Donald R. Miller

       (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)

       2. APPROVAL OF AMENDMENTS TO LONG TERM INCENTIVE PLAN

                 [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

                                                       (Continued on other side)


         [ ] I PLAN TO ATTEND THE ANNUAL MEETING            [ ] I HAVE NOTED COMMENTS BELOW


       Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.
                                                   [ ] Change of Address

                                                   Signature(s) must agree with
                                                   the name(s) printed on this
                                                   Proxy. If shares are
                                                   registered in two names, both
                                                   stockholders should sign this
                                                   Proxy. If signing as
                                                   attorney, executor,
                                                   administrator, trustee or
                                                   guardian, please give your
                                                   full title as such.

                                                   Dated: _______________, 1997

                                                   ----------------------------
                                                             Signature

                                                   ----------------------------
                                                             Signature

       PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.